UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 27, 2018
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 is a press release (the “Earnings Press Release”) issued by Matador Resources Company (the “Company”) on August 1, 2018, announcing its financial results for the three and six months ended June 30, 2018. The Earnings Press Release includes an operational update at August 1, 2018. The Earnings Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Earnings Press Release is qualified in its entirety by reference to this exhibit.
In connection with the Earnings Press Release, the Company released a presentation summarizing the highlights of the Earnings Press Release (the “Presentation” and, collectively with the Earnings Press Release, the “Materials”). The Presentation is available on the Company’s website, www.matadorresources.com, on the Presentations & Webcasts page under the Investors tab.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.
In the Materials, the Company has included as “non-GAAP financial measures,” as defined in Item 10 of Regulation S-K of the Exchange Act, (i) earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, and net gain or loss on asset sales and inventory impairment (“Adjusted EBITDA”) attributable to Matador Resources Company shareholders, (ii) present value discounted at 10% (pre-tax) of estimated total proved reserves (“PV-10”) and (iii) adjusted net income attributable to Matador Resources Company shareholders and adjusted earnings per diluted common share attributable to Matador Resources Company shareholders. In the Materials, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Materials, the Company has provided the reasons why the Company believes those non-GAAP financial measures provide useful information to investors.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 27, 2018, the Board of Directors (the “Board”) of the Company appointed Matthew P. Clifton as a director. Mr. Clifton retired in November 2017 as Chairman of Holly Logistic Services, L.L.C (“HLS”), a subsidiary of HollyFrontier Corporation (“HFC”) and the general partner of Holly Energy Partners, L.P. (“HEP”). HEP is a a publicly held master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry. Mr. Clifton had previously served as Chairman and Chief Executive Officer of HLS from 2004 through 2013, Executive Chairman of HLS from January 2014 to February 2014 and Chairman of the Board of HLS from February 2014 to November 2017. Mr. Clifton also served as President of Holly Corporation from 1995 to 2006 and Chief Executive Officer of Holly Corporation from 2006 until its merger with Frontier Oil Corporation in 2011 that formed HFC. Holly Corporation was an independent petroleum refiner and marketer that produced high value light products such as gasoline, diesel fuel, jet fuel and specialty lubricant products and had principal operations in the Delaware Basin. He served as Executive Chairman of HFC from 2011 until his retirement effective January 1, 2013. HFC is an independent petroleum refiner and marketer that produces high value light products such as gasoline, diesel fuel, jet fuel and other specialty products. Mr. Clifton holds a Bachelor of Science degree in Accounting and Finance from St. Joseph’s University. Mr. Clifton was appointed by the Board to serve as a director until the 2019 Annual Meeting of Shareholders or his earlier death, retirement, resignation or removal. The Board appointed Mr. Clifton to serve on the Audit, Corporate Governance and Marketing and Midstream Committees.
Mr. Clifton will be compensated according to the director compensation program described in the Director Compensation section of the Company’s Proxy Statement for the Annual Meeting of Shareholders held on June 7, 2018 filed on April 26, 2018 and incorporated herein by reference. He will also enter into an indemnification agreement with the Company in the form included as Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-1 filed on November 14, 2011 and incorporated herein by reference. Mr. Clifton does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and was not appointed to the Board pursuant to any arrangement or understanding between Mr. Clifton and any other person.

Item 7.01	Regulation FD Disclosure.
Item 2.02 above is incorporated herein by reference.

On July 30, 2018, the Company issued a press release announcing the addition of Mr. Clifton as a member of the Board (the “Director Appointment Press Release”). A copy of the Director Appointment Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Director Appointment Press Release is incorporated by reference into this Item 7.01, and the foregoing description of the Director Appointment Press Release is qualified in its entirety by reference to this exhibit.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Earnings Press Release, dated August 1, 2018.
99.2	Director Appointment Press Release, dated July 30, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: August 2, 2018	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President